Exhibit 5(c)

      Auction Market Preferred
      Stock, Series A

      NUMBER                                               SHARES 900
M
                              MUNIYIELD FUND, INC.

      INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
      OF THE STATE OF MARYLAND                              CERTAIN DEFINITIONS

      THIS CERTIFICATE IS TRANSFERABLE                      CUSIP 626299-200
       IN NEW YORK, NY

      THIS CERTIFIES THAT

                                   CEDE & CO.

      IS THE OWNER OF NINE HUNDRED (900)

            FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES A, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE
            $50,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                              MUNIYIELD FUND, INC.

      transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. In Witness Whereof, MUNIYIELD FUND, INC. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.

      Dated December 23, 1991                           [SEAL]

      Countersigned and Registered:

      IBJ SCHRODER BANK & TRUST COMPANY                -------------------------
          (New York)           Transfer Agent              Vice President


      By
                                                       -------------------------
          Authorized Signature                               Secretary

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED. HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER, AND THE PURCHASER'S LETTERS REFERRED TO HEREIN. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTION TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                              MUNIYIELD FUND, INC.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common           UNIF GIFT MIN ACT- ______Custodian ______
TEN ENT-as  tenants by the entireties                     (Cust)         (Minor)
JT TEN- as joint tenants with right           under Uniform Gifts to
         of survivorship  and not as          Minors Act_______________________
         tenants in common                                     (State)

    Additional abbreviations may also be used though not in the above list.


For value received _____________________ hereby sell, assign and transfer unto Please insert social securities or other identifying number of assignee

--------------------------------------------
|                                          |
--------------------------------------------


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with fully power of substitution in the premises.

Dated______________________


                --------------------------------------------------------
        NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

      Auction Market Preferred
      Stock, Series B

      NUMBER                                               SHARES 900
M

                              MUNIYIELD FUND, INC.

      INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR
      OF THE STATE OF MARYLAND                             CERTAIN DEFINITIONS

      THIS CERTIFICATE IS TRANSFERABLE                     CUSIP 626299-309
       IN NEW YORK, NY

      THIS CERTIFIES THAT

                                   CEDE & CO.

      IS THE OWNER OF NINE HUNDRED (900)

            FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES B, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE
            $50,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                              MUNIYIELD FUND, INC.

      transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      In Witness Whereof, MUNIYIELD FUND, INC. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.

      Dated December 23, 1991                           [SEAL]

      Countersigned and Registered:

      IBJ SCHRODER BANK & TRUST COMPANY                -------------------------
          (New York)           Transfer Agent              Vice President


      By
                                                       -------------------------
          Authorized Signature                               Secretary

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED. HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER, AND THE PURCHASER'S LETTERS REFERRED TO HEREIN. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTION TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                              MUNIYIELD FUND, INC.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common           UNIF GIFT MIN ACT- ______Custodian ______
TEN ENT-as  tenants by the entireties                     (Cust)         (Minor)
JT TEN- as joint tenants with right           under Uniform Gifts to
         of survivorship  and not as          Minors Act_______________________
         tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.


For value received ___________________ hereby sell, assign and transfer unto Please insert social securities or other identifying number of assignee

--------------------------------------------
|                                          |
--------------------------------------------


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with fully power of substitution in the premises.

Dated______________________


                  --------------------------------------------------------
          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

      Auction Market Preferred

      Stock, Series C

      NUMBER                                               SHARES 900
M
                              MUNIYIELD FUND, INC.

      INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR
      OF THE STATE OF MARYLAND                             CERTAIN DEFINITIONS

      THIS CERTIFICATE IS TRANSFERABLE                     CUSIP 626299-408
      IN NEW YORK, NY

      THIS CERTIFIES THAT

                                   CEDE & CO.

      IS THE OWNER OF NINE HUNDRED (900)

            FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES C, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE
            $50,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                              MUNIYIELD FUND, INC.

      transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      In Witness Whereof, MUNIYIELD FUND, INC. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.


      Dated December 23, 1991                           [SEAL]

      Countersigned and Registered:

      IBJ SCHRODER BANK & TRUST COMPANY                -------------------------
          (New York)           Transfer Agent              Vice President


      By
                                                       -------------------------
          Authorized Signature                               Secretary

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED. HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER, AND THE PURCHASER'S LETTERS REFERRED TO HEREIN. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTION TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                              MUNIYIELD FUND, INC.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common           UNIF GIFT MIN ACT- ______Custodian ______
TEN ENT-as  tenants by the entireties                     (Cust)         (Minor)
JT TEN- as joint tenants with right           under Uniform Gifts to
         of survivorship  and not as          Minors Act_______________________
         tenants in common                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign and transfer unto Please insert social securities or other identifying number of assignee

--------------------------------------------
|                                          |
--------------------------------------------


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with fully power of substitution in the premises.

Dated______________________


                  --------------------------------------------------------
          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

      Auction Market Preferred
      Stock, Series D

      NUMBER                                               SHARES 900
M

                              MUNIYIELD FUND, INC.

      INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR
      OF THE STATE OF MARYLAND                             CERTAIN DEFINITIONS

      THIS CERTIFICATE IS TRANSFERABLE                     CUSIP 626299-507
      IN NEW YORK, NY

      THIS CERTIFIES THAT

                                   CEDE & CO.

      IS THE OWNER OF NINE HUNDRED (900)

            FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES D, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE
            $50,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                              MUNIYIELD FUND, INC.

      transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      In Witness Whereof, MUNIYIELD FUND, INC. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.

      Dated December 23, 1991                           [SEAL]

      Countersigned and Registered:

      IBJ SCHRODER BANK & TRUST COMPANY                -------------------------
          (New York)           Transfer Agent              Vice President


      By
                                                       -------------------------
          Authorized Signature                               Secretary

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED. HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER, AND THE PURCHASER'S LETTERS REFERRED TO HEREIN. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTION TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                              MUNIYIELD FUND, INC.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common           UNIF GIFT MIN ACT- ______Custodian ______
TEN ENT-as  tenants by the entireties                     (Cust)         (Minor)
JT TEN- as joint tenants with right           under Uniform Gifts to
         of survivorship  and not as          Minors Act_______________________
         tenants in common                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign and transfer unto Please insert social securities or other identifying number of assignee

--------------------------------------------
|                                          |
--------------------------------------------


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with fully power of substitution in the premises.

Dated______________________


                  --------------------------------------------------------
          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

      Auction Market Preferred
      Stock, Series E

      NUMBER                                               SHARES 1,400
M
                              MUNIYIELD FUND, INC.

      INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR
      OF THE STATE OF MARYLAND                             CERTAIN DEFINITIONS

      THIS CERTIFICATE IS TRANSFERABLE                     CUSIP 626299-606
      IN NEW YORK, NY

      THIS CERTIFIES THAT

                                   CEDE & CO.

      IS THE OWNER OF ONE THOUSAND FOUR HUNDRED (1,400)

            FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES E, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE
            $50,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                              MUNIYIELD FUND, INC.

      transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      In Witness Whereof, MUNIYIELD FUND, INC. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.

      Dated December 23, 1991                           [SEAL]

      Countersigned and Registered:

      IBJ SCHRODER BANK & TRUST COMPANY                -------------------------
          (New York)           Transfer Agent              Vice President


      By
                                                       -------------------------
          Authorized Signature                               Secretary

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED. HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER, AND THE PURCHASER'S LETTERS REFERRED TO HEREIN. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTION TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                              MUNIYIELD FUND, INC.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common           UNIF GIFT MIN ACT- ______Custodian ______
TEN ENT-as  tenants by the entireties                     (Cust)         (Minor)
JT TEN- as joint tenants with right           under Uniform Gifts to
         of survivorship  and not as          Minors Act_______________________
         tenants in common                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received ____________________ hereby sell, assign and transfer unto Please insert social securities or other identifying number of assignee

--------------------------------------------
|                                          |
--------------------------------------------


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with fully power of substitution in the premises.

Dated______________________


                  --------------------------------------------------------
          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.